UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

NEUROTROPE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-172647	46-3522381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10732 Hawk’s Vista Street

Plantation, FL 33324

(Address of principal executive offices, including ZIP code)

(914) 295-2765

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 26, 2014, Neurotrope, Inc. (the “Company”) hosted a conference call for purposes of providing a business update on activities of the Company. A copy of the transcript of the conference call is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is filed herewith:

(d)	Exhibits.

Exhibit No.	Description
99.1	Script of Neurotrope, Inc. conference call held on August 26, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROTROPE, INC.

Dated: August 27, 2014	By:	/s/ Robert Weinstein
Name: Robert Weinstein
Title: Chief Financial Officer,
Executive Vice President, Secretary
and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Script of Neurotrope, Inc. conference call held on August 26, 2014